EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Investor Contact Veronica Rosa VP, Corp. Comm. and Investor Relations USA Technologies 484-359-2138 vrosa@usatech.com	Media Contact: Joe Crivelli Senior Vice President Gregory FCA 610-228-2100 joec@gregcomm.com

Shareholders Elect All USA Technologies Director Nominees at Annual Meeting

MALVERN, PA, June 28, 2012 -- USA Technologies, Inc. (NASDAQ: USAT) (“USAT” or the “Company”), a leader of wireless, cashless payment and M2M telemetry solutions for self−serve, small−ticket retailing industries, announced that at today’s Annual Meeting of Shareholders, and based on the preliminary vote count provided by its proxy solicitor, shareholders have elected all of the Company’s director nominees, consisting of Deborah G. Arnold, Steven D. Barnhart, Joel Brooks, Stephen P. Herbert,  Albin F. Moschner, Frank A. Petito,III, Jack E. Price, William J. Reilly, Jr. and William J. Schoch.

USAT issued the following statement:

USAT’s entire Board and management team wish to extend their deepest gratitude to our shareholders for their patience and support throughout this process.  We strongly believe that we have the right strategies in place to deliver improved results for our shareholders.  While we are pleased with our progress to date in many important areas of our business, this process has only further sharpened our commitment to deliver strong business results in the years ahead.

We believe today’s preliminary results reflect the confidence our shareholders have in USAT as the market leader in cashless services and solutions, and the opportunity for enhanced shareholder value through our strategic plans.  We are pleased to put this situation behind us and we look forward to continuing to report our positive momentum as we enhance value for all stakeholders.

The preliminary voting also indicates that none of the candidates nominated by dissident shareholder, Bradley Tirpak, and his affiliate, S.A.V.E. Partners IV, have been elected.  Shareholders also appear to have ratified the appointment of McGladrey & Pullen, LLP, as the Company’s independent registered public accounting firm, and have approved the 2012 Incentive Stock Plan.

IVS Associates, Inc., the independent inspector of elections, has indicated that it expects to issue the preliminary voting results within the next few business days, which USAT will publicly announce. Final results of the election will also be announced once they are certified by the inspector of election.

About USA Technologies:
USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. USAT has been granted 79 patents and has agreements with Verizon, Visa, Compass, Crane and others. Visit our website at www.usatech.com.

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the costs and management distractions attendant to Mr. Tirpak’s nomination of himself and six other candidates as director nominees at the 2012 annual meeting of shareholders; the outcome of the proxy contest and related litigation; whether the actions of our former CEO which resulted in his separation from USAT or the Securities and Exchange Commission’s investigation would have a material adverse effect on the future financial results or condition of USAT; the ability of USAT to compete with its competitors to obtain market share; the ability of USAT to obtain widespread commercial acceptance of it products; and whether USAT's existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.